EX-5.d

RETIREMENT LATITUDES(SM) (12/07)                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
FIXED AND VARIABLE ANNUITY APPLICATION            Home Office: Lansing, Michigan
(VA310)                                                              WWW.JNL.COM

See back page for mailing address.

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
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               External Account No. (if applicable) |  Trade No. (if applicable)
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

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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                     CITY               STATE           ZIP

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Mailing Address (if different from Home Address)             CITY               STATE           ZIP

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Age      Sex          U.S. Citizen       Phone No. (include area code)         E-Mail Address          Broker/Dealer Account Number
         __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
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(FIRST)                     (MIDDLE)                     (LAST)                                   ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)     CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)        (LAST)                      ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)       (MIDDLE)        (LAST)           ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)
                                           __ M __ F   __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ARIZONA  RESIDENTS,  PLEASE  NOTE:  RIGHT TO EXAMINE.  On written  request,  the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.


VDA 310 05/07                                                        V5673 12/07

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ANNUITY TYPE
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__ Non-Tax Qualified                         __ IRA - SEP                               __ IRA - Individual*
__ 401(k) Qualified Savings Plan             __ IRA - Custodial                         __ IRA - Roth*
__ HR-10 (Keogh) Plan                        __ Other ___________________________       *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                                      Year:______   $______
                                                                                          Year:______   $______

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TRANSFER INFORMATION
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__ IRC 1035 Exchange                            Transfer request submitted directly to another institution?     __ Yes  __ No
__ Direct Transfer                              If yes, complete the following:
__ Direct Rollover                              Anticipated Amount:                                 $________________
__ Non-Direct Rollover                          Anticipated Date of Receipt (mm/dd/yyyy):            ________________
                                                Institution releasing funds: ________________________________________
                                                Account Number: _____________________________________________________

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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the contract.
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ Highest Anniversary Value Death Benefit
     3. ___ Combination of Options 1 and 2 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT                       D. GUARANTEED LIVING BENEFIT OPTIONS
          __ EarningsMax(R)                                  (MAY SELECT ONLY ONE GMIB OR GMWB)

     B. WITHDRAWAL OPTIONS                                   Guaranteed Minimum Income Benefit (GMIB)
          __ 20% Free Withdrawal Benefit (1)(2)                __ FUTUREGUARD 6(SM)
          __ 4-Year Withdrawal Charge Schedule (2)
                                                             Guaranteed Minimum Withdrawal Benefits (GMWB)
     C. CONTRACT ENHANCEMENT OPTIONS                           __ SAFEGUARD 7 PLUS(SM)
        (MAY SELECT ONLY ONE)                                       (7% GMWB with 5-Year Step-Up)
          __ 4% of first-year premium                          __ AUTOGUARD 5(SM)
          __ 5% of first-year premium (2)                         (5% GMWB with Annual Step-Up)
                                                               __ LIFEGUARD ADVANTAGE(SM)
                                                                  (5% For Life GMWB with Bonus and Annual Step-Up)
                                                               __ LIFEGUARD ASCENT(SM)
                                                                  (For Life GMWB with Annual Step-Up)
                                                               __ LIFEGUARD ASCENT WITH JOINT OPTION(SM) (3)(4)
                                                                  (Joint For Life GMWB with Annual Step-Up)
                                                               __ LIFEGUARD SELECT(SM) (5)
                                                                  (For Life GMWB with Bonus, GWB Adjustment, and Annual Step-Up)

                                  ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected  in  combination  with  either  the 4% or 5%  Contract
     Enhancements.

(2)  If selected, premium payments will not be accepted after the first Contract
     Year.

(3) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(4)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed. Not available on Custodial Accounts.

(5)  If selected, the total number of allocations in the Premium Allocation section may not exceed 17.
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                                                       TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                               WHOLE PERCENTAGES ONLY *TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER       JNL(R)/AIM PORTFOLIOS                                        JNL/MELLON PORTFOLIOS (CONTINUED)
113    ____% International Growth                            184    ____% 25
196    ____% Large Cap Growth                                186    ____% Select Small-Cap
206    ____% Real Estate                                     079    ____% JNL Optimized 5
195    ____% Small Cap Growth                                225    ____% VIP
             JNL/CAPITAL GUARDIAN PORTFOLIOS                 096    ____% Dow Dividend
150    ____% Global Balanced                                 222    ____% Nasdaq(R) 25
103    ____% Global Diversified Research                     074    ____% S&P 24
250    ____% International Small Cap                         223    ____% Value Line (R) 30
102    ____% U.S. Growth Equity                                           JNL/OPPENHEIMER PORTFOLIOS
             JNL/CREDIT SUISSE PORTFOLIOS                    173    ____% Global Growth
066    ____% Global Natural Resources                                     JNL/PAM PORTFOLIOS
068    ____% Long/Short                                      272    ____% Asia ex-Japan
             JNL/EAGLE PORTFOLIOS                            273    ____% China-India
115    ____% Core Equity                                                  JNL/PIMCO PORTFOLIOS
116    ____% SmallCap Equity                                 078    ____% Real Return
             JNL/FRANKLIN TEMPLETON PORTFOLIOS               127    ____% Total Return Bond
062    ____% Founding Strategy                                            JNL/PPM AMERICA PORTFOLIOS
069    ____% Global Growth                                   105    ____% Core Equity
075    ____% Income                                          136    ____% High Yield Bond
064    ____% Mutual Shares                                                JNL/SELECT PORTFOLIOS
208    ____% Small Cap Value                                 104    ____% Balanced
             JNL/GOLDMAN SACHS PORTFOLIOS                    107    ____% Money Market
110    ____% Core Plus Bond                                  179    ____% Value
207    ____% Mid Cap Value                                                JNL/T. ROWE PRICE PORTFOLIOS
076    ____% Short Duration Bond                             111    ____% Established Growth
             JNL/JPMORGAN PORTFOLIOS                         112    ____% Mid-Cap Growth
126    ____% International Value                             149    ____% Value
101    ____% MidCap Growth                                                JNL/S&P STRATEGIC PORTFOLIOS
109    ____% U.S. Government & Quality Bond                  292    ____% JNL/S&P 4
             JNL/LAZARD PORTFOLIOS                                        JNL/S&P MANAGED PORTFOLIOS
077    ____% Emerging Markets                                227    ____% Conservative
132    ____% Mid Cap Value                                   226    ____% Moderate
131    ____% Small Cap Value                                 117    ____% Moderate Growth
             JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS        118    ____% Growth
124    ____% S&P(R) 400 MidCap Index                         119    ____% Aggressive Growth
123    ____% S&P 500(R) Index                                             JNL/S&P DISCIPLINED PORTFOLIOS
133    ____% Bond Index                                      070    ____% Moderate
129    ____% International Index                             071    ____% Moderate Growth
128    ____% Small Cap Index                                 072    ____% Growth
054    ____% Enhanced S&P 500 Stock Index                                 FIXED ACCOUNT OPTIONS
224    ____% JNL 5                                           041    ____% 1-Year
145    ____% Dow(SM) 10                                      043    ____% 3-Year
193    ____% S&P 10                                          045    ____% 5-Year
183    ____% Global 15                                       047    ____% 7-Year


                                 TO SELECT CAPITAL PROTECTION PROGRAM,
                         AUTOMATIC REBALANCING OR DCA+, PLEASE SEE NEXT PAGE.

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                     ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES
                  RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Having  selected  the Capital  Protection  Program,  the balance of your initial premium will be allocated as indicated in the
Premium Allocation Section on page 3.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the                   DCA+ ($15,000 CONTRACT MINIMUM)
Portfolios selected in the Premium Allocation Section and the        030 ____% 6-month
1-year Fixed Account (if selected) will participate in the           032 ____% 12-month
program. The 3-, 5- and 7-year Fixed Accounts are not
available for Automatic Rebalancing.                                 IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT
                                                                     FORM (V5385).
Frequency:  ___ Monthly         ___ Quarterly
            ___ Semi-Annual     ___ Annual                           DCA+ provides an automatic monthly transfer to the selected
                                                                     Portfolio(s) so the entire amount invested in this program,
Start Date: ___________________________________________              plus earnings, will be transferred by the end of the DCA+ term selected.
If no date is selected, the program will begin one
month/quarter/half year/year (depending on the frequency
you selected) from the date Jackson applies the first
premium payment. If no frequency is selected, the frequency
will be annual.
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking  "Yes", I (We)  authorize  Jackson  National Life Insurance  Company
(Jackson) to accept fund transfers/allocation  changes via telephone,  Internet, or other electronic medium from me (us) and my (our)  Representative  subject to
Jackson's administrative procedures.  Jackson has administrative procedures that
are  designed  to  provide  reasonable   assurances  that   telephone/electronic
authorizations are genuine.  If Jackson fails to employ such procedures,  it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates,  and subsidiaries shall not be liable
for  losses  incurred  in  connection  with  telephone/electronic   instructions
received, and acted on in good faith,  notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JACKSON  WILL  DEFAULT TO "NO" FOR  RESIDENTS  OF NORTH
DAKOTA AND NEW HAPSHIRE AND "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent __ to electronic delivery of the following:

__ quarterly statements         __ prospectuses and prospectus supplements
__ periodic and immediate       __ proxy and other voting materials, related
   confirmations                   correspondence
__ annual and semi-annual       __ other documents from Jackson National Life
   reports                         Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery,  although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary  for you to  receive,  process  and retain  electronic  documents  and communications  from  Jackson.  Please  make  certain  you have given  Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a  document's  availability  through  e-mail.  You may request  paper  copies,  whether or not you consent or revoke  your  consent for electronic  delivery,  at  any  time  and  for no  charge.  Please  contact  the appropriate  Jackson  Service  Center or go to www.jnl.com to update your e-mail address,  revoke your consent to electronic  delivery,  or request paper copies.
Even if you have  given  us  consent,  we are not  required  to make  electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific  electronic  consent upon  receipt  of any of  these  means  of  electronic  delivery  or  notice  of availability.
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                                                                     Page 4 of 6
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

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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE  INSURANCE  POLICIES OR
     ANNUITY  CONTRACTS  YOU MUST PRESENT AND READ TO THE  APPLICANT  THE NOTICE
     REGARDING  REPLACEMENT  (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE
     NOTICE,   SIGNED  BY  BOTH  THE  PRODUCER  AND  THE  APPLICANT,   WITH  THE
     APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,  DEATH  BENEFIT  VALUES,  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO  IN THE  SEPARATE  ACCOUNT OF  JACKSON  ARE  VARIABLE  AND MAY BE
     INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
     TO AN  ADJUSTMENT  IF  WITHDRAWN  OR  TRANSFERRED  PRIOR  TO THE END OF THE
     APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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SIGNATURES
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OWNER'S SIGNATURE       DATE SIGNED (MM/DD/YYYY)        STATE WHERE SIGNED

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OWNER TITLE (IF OWNED BY AN ENTITY)

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Joint Owner Signature          Date Signed (mm/dd/yyyy)       State where signed

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Annuitant's Signature          Date Signed (mm/dd/yyyy)       State where signed
(if other than Owner)

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Joint Annuitant's Signature    Date Signed (mm/dd/yyyy)       State where signed
(if other than Joint Owner)

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                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER

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

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice  Regarding
Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__   I used only  Jackson-approved  sales material(s) during the presentation of this Jackson product to the applicant. In addition,  copies of all approved
     sales   material(s)  used  during  the  presentation  were  left  with  the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements
(XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

----------------------------------------------------------------------------------------------------------------
Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address         Contact your home office for program information. (If none indicated, designated default will be used.)
                           __ Option A   __ Option B   __ Option C
----------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.           Jackson Producer/Representative No.

----------------------------------------------------------------------------------------------------------------


ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                                 OVERNIGHT MAIL
    Jackson Service Center                        Jackson Service Center
       P.O. Box 30314                                1 Corporate Way
    Lansing, MI 48909-7814                          Lansing, Mi 48951

                                       OR

                                  REGULAR MAIL
                             Jackson Service Center
                                 P.O. Box 17240
                              Denver, CO 80217-0240

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
   Jackson/IMG Service Center    Jackson/IMG Service Center
         P.O. Box 30392               1 Corporate Way
     Lansing, MI 48909-7892          Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
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    -------------------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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                                                                     Page 6 of 6
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